UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   5/17/2017

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	001-33126	61-0912615
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1065 Ashley Street, Bowling Green, Kentucky		42103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission Of Matters To A Vote Of Security Holders.

The annual meeting of shareholders of the Company was held on May 17, 2017.  The following directors were elected to three year terms, ending in 2020, with the vote totals as shown:

			Broker
	Votes for	Votes withheld	Non-votes

Barry D. Bray	1,250,972	234,421	350,145
Sarah Glenn Grise	1,249,972	235,421	350,145
Amy Milliken	1,236,337	249,056	350,145

The terms of office of the following directors of the Company continued after the Annual Meeting:

Name	Term Expires In
Jim Henderson	2018
James R. Hilliard	2018
M. Todd Kanipe	2018
Kevin Vance	2018

Kent Furlong	2019
Steve Marcum	2019
Jack Sheidler	2019
John Taylor	2019

The following vote totals were received on the ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	1,823,452

Votes Against	3,316

Votes Abstained	8,770

Broker Non-votes	0

The following vote totals were received on the advisory vote on executive compensation:

Votes For	1,198,027

Votes Against	197,449

Votes Abstained	89,917

Broker Non-votes	350,145

The following vote totals were received on the shareholder proposal on elimination of classified or staggered board:

Votes For	1,041,240

Votes Against	433,115

Votes Abstained	11,038

Broker Non-votes	350,145

The following vote totals were received on the shareholder proposal recommending the board of directors immediately implement the steps necessary to achieve a sale, merger or other disposition of the corporation:

Votes For	776,849

Votes Against	695,903

Votes Abstained	12,641

Broker Non-votes	350,145

Item 7.01 Regulation FD Disclosure.

On May 15, 2017, the Board of Directors of the Company authorized the redemption of all 229 outstanding shares of the Cumulative Convertible Preferred Stock as of June 30, 2017 (the “Redemption Date”) at the redemption price of $31,992 per share (the Stated Amount of the preferred stock), plus accrued and unpaid dividends (the “Redemption Price”), including pro rata dividend according to the number of days elapsed prior to the redemption date over an assumed year of 365 days. Dividends will cease to accrue on the preferred stock as of the following redemption date. The Redemption Price was determined in accordance with the Company’s Second Amended and Restated Article of Incorporation. Holders of the preferred stock will receive a notice and instructions for surrendering their certificates for shares of preferred stock to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: May 23, 2017